REGISTRATION   RIGHTS  AGREEMENT  dated  June  26,  2002,  between  MEDICAL
TECHNOLOGY SYSTEMS, INC., a Delaware corporation (the "Company"), and EUREKA I, L.P., a Delaware limited partnership ("Purchaser" ).

     Pursuant to a Securities Purchase Agreement dated the date hereof (the "Purchase Agreement"), Purchaser has agreed to purchase, subject to certain conditions, the Notes, the Warrants and Preferred Shares (as hereinafter defined). It is a condition to the Purchaser's obligation to complete the First Closing (as defined in the Purchase Agreement) that the Company execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Purchase Agreement, and intending to be legally bound, the parties agree as follows.

     1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Conversion Shares" mean shares of Common Stock issued upon conversion of the Preferred Shares.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Intercreditor Agreement" means the Subordination Agreement of even date herewith among LaSalle Business Credit, Inc., the Purchaser, the Company and MTS Packaging Systems, Inc., as in effect from time to time.

     "Permitted Liens" has the meaning set forth in the Purchase Agreement.

     "Preferred Shares" means the shares of Series A Preferred Stock issued under the Series A Stock Purchase Agreement at the First Closing.

     "Registration Expenses" means the expenses so described in Section 6.

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                                       2

     "Restricted Stock" means the Warrant Shares, Conversion Shares, and any additional shares of Common Stock issued or delivered pursuant to Section 11, excluding Warrant Shares and Conversion Shares which shall have (a) been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) been publicly sold pursuant to Rule 144 under the Securities Act. When this Agreement refers to a number or percentage of the Restricted Stock the number or percentage shall be calculated as a number or percentage of Warrant Shares and Conversion Shares on the assumption that all Warrants and Preferred Shares are exercised and all Warrant Shares and Conversion Shares are issued.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Selling Expenses" means the expenses so described in Section 6.

     "Series A Preferred Stock" means the Series A Convertible Participating Preferred Stock, par value $0.0001 per share, of the Company.

     "Warrant Agreement" means the Warrant Agreement dated the date hereof among the Purchaser and the Company, executed and delivered pursuant to the Purchase Agreement, as the same may be amended, modified, supplemented or restated from time to time pursuant to the terms thereof.

     "Warrants" means the warrants to purchase 566,517 shares of Common Stock issued pursuant to the Warrant Agreement, as adjusted from time to time pursuant to the Warrant Agreement.

     "Warrant Shares" means the shares of Common Stock issued upon exercise of the Warrants.

     2. Required Registration.

          (a) At any time, one or more holders of Restricted Stock may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, but only if the request is made by the holders of Restricted Stock constituting at least 50% of the number of shares of Restricted Stock outstanding at the time the request is made.

          Notwithstanding anything to the contrary contained herein, no request may be made under this Section within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Section 3 and in which all shares of Restricted Stock as to which registration shall have been requested shall have been effectively registered and sold.

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                                       3

          (b) Following receipt of any notice under this Section, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use commercially reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 15 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section on two occasions only, but such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

          (c) No person other than the Company, its officers, directors, or other stockholders entitled to registration rights under the circumstances shall be entitled to include any securities in any registration statement requested under this Section without the consent of the holders of a majority of the Restricted Stock included in the registration statement, which consent shall not be unreasonably withheld. The Company, its officers, directors, or other stockholders entitled to registration rights under the circumstances shall be entitled to include in any registration statement referred to in this Section, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company or by its officers, directors, or other stockholders entitled to registration rights under the circumstances for its or their own account, except to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), confirmed in writing to the Company and the holders requesting inclusion of Restricted Stock in the registration and the underwriting, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. In such event, the number of shares of Common Stock to be registered on behalf of the Company or its officers, directors, and other holders entitled to registration rights under the circumstances, if any, shall be computed as set forth in subsection (d). Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

          (d) Whenever a registration requested pursuant to this Section is for an underwritten public offering, only shares of Common Stock which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of subsections (b) and (c), if the managing underwriter determines that marketing factors require a limitation of the total number of shares of Common Stock to be underwritten or a limitation of the total number of shares of Common Stock to be sold by the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, then the number of shares to be included in the registration and the underwriting shall first be allocated among all

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                                       4

     holders who indicated to the Company their decision to distribute any of their Restricted Stock through such underwriting, in proportion, as nearly as practicable, to the respective number of shares of Restricted Stock requested to be included in the registration and the underwriting by such holders, then the remainder, if any, to the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, in proportion, as nearly as practicable, to the respective number of shares of Common Stock requested to be included in the registration and the underwriting by the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances. No stock excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If the Company or its officers or directors or other stockholders entitled to registration rights under the circumstances, as the case may be, determines not to participate in any such underwriting, it, he or she may elect to withdraw therefrom by written notice, within five (5) days of notice to the Company of the managing underwriter's marketing limitation, to the holders of Restricted Stock and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

          3. Incidental Registration.

          (a) If the Company,  at any time (other than  pursuant to Section 2 or
     Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or their respective successors or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered.

          (b) In the event that any registration pursuant to this Section shall be, in whole or in part, an underwritten public offering of Common Stock for the account of the Company and the managing underwriter shall be of the opinion, confirmed in writing to the Company and the holders requesting inclusion of Restricted Stock in the registration and the underwriting, that the inclusion in such offering of all shares of Common Stock proposed to be included by the Company, the holders of Restricted Stock and other holders of Common Stock (whether or not pursuant to registration rights) would adversely affect the marketing of the securities to be sold by the Company therein, then the number of shares of Common Stock to be included in the registration and the offering shall be reduced as follows:

               (1) first, the number of shares proposed to be included by persons other than the Company and the holders of Restricted Stock shall be reduced in accordance with the agreements, if any, that entitle them to include shares in the registration, and otherwise as determined by the Company, and

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                                       5

               (2) second, the number of shares requested to be included and the holders of Restricted Stock shall be reduced pro rata among all such holders in accordance with the number of shares requested to be included by each.

     No stock so excluded from the underwriting shall be included in the registration.

          (c) Notwithstanding the foregoing provisions, the Company shall have the right to withdraw any registration statement referred to in this Section at any time without thereby incurring any liability to the holders of Restricted Stock.

          (d) The Company shall have the right to select the underwriters in the case of any registration pursuant to this Section 3 in its sole discretion.

     4. Registration on Form S-3. If at any time (i) a holder or holders of Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section to use commercially reasonable efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, except that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section, and the percentage requirement contained in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section. Notwithstanding anything to the contrary contained herein, no request may be made under this Section (a) within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Section 3 and in which all shares of Restricted Stock as to which registration shall have been requested shall have been registered and sold, or (b) for the registration of less than all the then outstanding shares of Restricted Stock unless the request covers shares of Restricted Stock having an aggregate market value of $2,000,000 or more, based on the closing price of the Common Stock on the trading day before the request is made.

     5. Registration Procedures.

          (a) If and  whenever  the  Company is required  by the  provisions  of
     Section 2, 3 or 4 to use commercially reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

               (1) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general

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                                       6

          applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (2) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (1) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

               (3)  furnish  to each  seller  of  Restricted  Stock  and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

               (4) use commercially reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, but the Company shall not for any such purpose be required (A) to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified; (B) to consent to general service of process in any such jurisdiction; or (C) to subject itself to any material tax in any such jurisdiction where it is not then so subject.

               (5) use commercially reasonable efforts to list the Restricted Stock covered by such registration statement on any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is then listed;

               (6) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (7) if the offering is underwritten and any seller of Restricted Stock or any underwriter so requests, use commercially reasonable efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, in form reasonably satisfactory to them, covering such matters of the type customarily covered by opinions as the

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                                       7

          underwriters or such seller may reasonably request; and (ii) a "comfort letter" dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, in customary form and covering such matters of the type customarily covered by comfort letters as the underwriter or such seller may reasonably request; and

               (8) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          As used in Section 5, the term "underwriter" does not include any seller of Restricted Stock.

          (b) For purposes of subsection (a)(1) and (2) and of Section 2(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, but not to exceed 30 days, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 90 days after the effective date thereof.

          (c) Notwithstanding the foregoing provisions of subsection (a), the Company shall not be obligated to effect the filing of a registration statement under subsection (a), (1) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided the Company is at all times during such period diligently pursuing such registration, or (2) if the Company shall furnish to the Purchaser requesting a registration statement pursuant to subsection (a) (or under any other relevant section of this Agreement) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its shareholders generally for such registration statement to be filed. Under clause (2), the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for a registration under subsection (a); provided, however, that the Company may not utilize the right set forth in clause (2) until 90 days after the termination of any earlier period during which it shall have deferred filing a registration statement pursuant to clause (2).

          (d) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with federal and applicable state securities laws. Each holder of Restricted Stock as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the happening of any event as a result of which any prospectus relating to such registration contains an untrue

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                                       8

     statement of a material fact regarding such holder or the distribution of such Restricted Stock or omits to state any material fact regarding such holder or the distribution of such Restricted Stock required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not, with respect to such holder or the distribution of such Restricted Stock, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, the Company and each seller agree to enter into a written underwriting agreement with the underwriters selected in the manner herein provided, in such form and containing such provisions as are customary in the securities business for such an underwriting agreement between such underwriters and companies of the Company's size and investment stature.

          (f) If the Company provides notice pursuant to subsection (a)(6), each seller of Restricted Stock agrees to stop all offers and sales of Restricted Stock until the prospectus contained in any registration statement has been supplemented or amended, as the case may be, so as to correct any untrue statements or add information relating to any omissions. The Company will effect such supplement or amendment as promptly as reasonably practicable.

     6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel (up to maximum aggregate counsel fees and disbursements per registration of $50,000) for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses." All fees and disbursements of counsel for the sellers of Restricted Stock in excess of $50,000 (as adjusted herein) for one counsel and all underwriting discounts, brokerage fees and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     7. Indemnification and Contribution.

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each

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                                       9

     other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock is registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, or (ii) any failure by an underwriter, or a person controlling such underwriter, to give a final prospectus to the person claiming an untrue statement or omission, if such statement or omission appeared in or was omitted from a preliminary prospectus and was corrected in the final prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock is registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of the failure of such holder of Restricted Stock to deliver a prospectus to any purchaser of Restricted Stock from such holder, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, or from such holder's failure to deliver a prospectus. The liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section and shall relieve it from any liability which it may have to such indemnified party under this Section only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, but if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party. The indemnifying party shall not, in connection with any proceeding or related proceeding, be liable for the fees and expenses of more than one separate firm (plus one firm of local counsel in each jurisdiction in which an action is brought). The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as is reasonably practicable as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or that requires the indemnified party to take any future action (other than the payment of money that the indemnifying party pays under this section) or refrain from taking any future action.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or
     (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; but in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation  (within the meaning of Section  11(f) of the  Securities
     Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Series A Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times when the Company is subject to the reporting requirements of the Exchange Act, the Company agrees to furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     10. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or by-laws of the Company or any provision of any material indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to equitable principles and to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and transfer, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to applicable restrictions on the enforceability of indemnification and contribution).

     11. Make-Whole Provision.

          (a) Subject to the terms of the Intercreditor Agreement, if a holder of Preferred Shares converts them to Common Stock at any time, or a holder of Warrants exercises them after the earlier of the prepayment in full or final maturity of the Notes, and, in either case, such holder sells the Conversion Shares or the Warrant Shares under a registration statement filed by the Company pursuant to this Agreement at an average price per share (the "Average Sale Price") less than the average of the closing price per share of the Company's Common Stock for five trading days prior to the date of conversion of such Preferred Shares or the exercise of such Warrants (the "Exercise Date Market Price"), the Company will pay to such holder in cash an amount determined by multiplying the number of shares of Common Stock so sold by the excess of the Exercise Date Market Price over the Average Sale Price. In lieu of making such payment in cash, the Company shall have the option of delivering to such holder a number of shares of Common Stock determined by dividing the amount of cash otherwise payable by the Average Sale Price.

          (b) Subsection (a) will not apply to the Warrant Shares or Conversion Shares if, following the sale of all of the Warrant Shares and Conversion Shares at the actual sale prices therefor and the receipt of the proceeds thereof, the Purchaser shall have achieved an Investment Multiple of 4.5. "Investment Multiple" has the meaning given to that term in Section 11 of the Warrant Agreement, except that proceeds not actually received shall not be deemed to have been received.

          (c) The number of shares of Common Stock that the Company shall be required to issue pursuant to this Section shall not exceed 12,500,000 less the number of Warrant Shares issuable on the exercise of Warrants issued pursuant to Section 11 of the Warrant Agreement.

          (d) The Company will reserve sufficient shares of its Common Stock for issuance pursuant to this Section. If for any reason the authorized but unissued shares of Common Stock, together with shares of Common Stock held by the Company in treasury or held by any subsidiary of the Company, are insufficient for the Company to issue shares as required by this Section, the Company will use commercially reasonable efforts to amend its certificate of incorporation to increase its authorized Common Stock to an amount that is sufficient (it being understood that failure to effect such amendment despite the Company's use of commercially reasonable efforts will not constitute a violation of this Agreement).

          12. Miscellaneous.

          (a) The rights of the Purchaser hereunder, including the right to have the Company register for resale the shares of Restricted Stock in accordance with the terms of this Agreement, shall be automatically assignable by the Purchaser to any transferee of such Purchaser of all or a portion of the shares of the Restricted Stock if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, (v) the transferee or assignee agrees to be bound by all of the provisions of the Intercreditor Agreement and executes a counterpart thereof or a joinder thereto, and (vi) such transfer shall have been made in accordance with the applicable requirements of this Agreement and the Purchase Agreement. The rights to assignment shall apply to the Purchaser and to subsequent successors and permitted assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (but excluding any transferees of any Warrants, Preferred Shares or Restricted Stock other than in compliance with the first sentence of this subsection (a)), whether so expressed or not.

          (b) All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

          if to the Company or the Purchaser, at the address of such party set forth in the Purchase Agreement;

          if  to  any  subsequent  holder  of  Warrants,   Preferred  Shares  or
     Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder.

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement, the Purchase Agreement and the other Transaction Documents (as defined therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and replace all prior agreements and understanding concerning such subject matter. This Agreement may be amended or modified, or any provision hereof may be waived, with the written consent of the Company and the holders of a majority of the outstanding shares of Restricted Stock, and not otherwise.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) The obligations of the Company to register shares of Restricted Stock under Sections 2, 3 or 4 shall terminate on the tenth anniversary of the date of this Agreement.

          (g) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering, but only if all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this subsection.

          (h) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, without the consent required by subsection (d).

          (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                                     - S-1-


     IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

                                     MEDICAL TECHNOLOGY SYSTEMS, INC.


                                     By ___________________________________
                                        Name:
                                        Title:



                                     EUREKA I, L.P.

                                     By: EUREKA MANAGEMENT, L.P.,
                                          its sole general partner

                                     By: BERWIND CAPITAL PARTNERS, LLC,
                                          its sole general partner


                                     By: ________________________________
                                         Christine C. Jones,
                                         President